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                                                                    EXHIBIT 32.1

     CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION
                                1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 (the "Report") by Cash Systems, Inc.("Registrant"), I, Michael D. Rumbolz, the Chief Executive Officer of the Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                                 By: /s/Michael D. Rumbolz
                                                     ------------------------
Dated: May 23, 2005                                  Michael D. Rumbolz
                                                     Chief Executive Officer